SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2009

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

160 Gould Street, Needham, Massachusetts 02494

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (781) 851-8000

195 West Street, Waltham, Massachusetts 02451

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 21, 2009, Salary.com, Inc. (the “Company”) issued a press release announcing that on April 17, 2009 its Board of Directors authorized an increase under the Company’s share repurchase program from $2.5 million to $7.5 million.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Salary.com, Inc. dated April 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: April 22, 2009	By:	/s/ Bryce Chicoyne
Bryce Chicoyne
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Salary.com, Inc. dated April 21, 2009.

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